UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)         December 3, 2001

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

Tellabs to acquire Ocular Networks

On November 30, 2001, Tellabs, Inc. ("Tellabs") announced that it will acquire Ocular Networks. Further details are contained in the press release of Tellabs, Inc., dated November 30, 2001, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits
     Exhibit 99 - Press Release of Tellabs, Inc., dated November 30, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

       TELLABS, INC.
(Registrant)

   /s Joan E. Ryan
Joan E. Ryan
                                                          Executive Vice President and Chief Financial Officer

December 3, 2001
(Date)

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Tellabs, Inc., dated November 30, 2001.